Exhibit 99.2

GLIMCHER REALTY TRUST

Supplemental Information
For the Six Months Ended June 30, 2014 and 2013

TABLE OF CONTENTS

Income Statement Data:
Quarterly Income Statements	Page 1
Year-to-Date Income Statements	Page 2
Components of Minimum Rents and Other Revenue	Page 3
Components of Other Operating Expenses	Page 4
Summary Financial Statement Information for Unconsolidated Entities	Page 5
Calculation of Funds from Operations and FFO Payout Ratio	Page 6
Unconsolidated Entities Calculation of FFO and Disclosure of Pro-Rata Share of Non-Cash Amounts in FFO	Page 7
EBITDA, Operating Ratios and Earnings Per Share	Page 8
Net Operating Income Growth for Comparable Properties (Including Pro-Rata Share of Unconsolidated Properties)	Page 9

Balance Sheet Data:
Consolidated Balance Sheets	Page 10
Market Capitalization and Debt Covenant Requirements	Page 11
Consolidated Debt Schedule	Page 12
Total Debt Maturities Schedule (Consolidated and Pro-Rata Share of Unconsolidated Debt)	Page 13

Operational Data:
Occupancy Statistics	Page 14
Leasing Results and Re-leasing Spreads	Page 15
Mall Portfolio Statistics by Asset Category	Page 16
Summary of Significant Tenants	Page 17
Top 10 Regional Mall Tenants	Page 18
Lease Expiration Schedule	Page 19

Development Activity:
Capital Expenditures	Page 20
Development Activity	Page 21

QUARTERLY INCOME STATEMENTS
(in thousands)

	Three Months Ended June 30,
	2014			2013
	As Reported	Discontinued Operations	Pre ASC-205	As Reported	Discontinued Operations	Pre ASC-205
Revenues:
Minimum rents (see components on page 3)	$61,079	$1,095	$62,174	$57,135	$1,273	$58,408
Percentage rents	2,414	10	2,424	2,094	5	2,099
Tenant reimbursements	28,832	408	29,240	26,333	418	26,751
Outparcel sales	2,000	900	2,900	4,435	—	4,435
Other (see components on page 3)	3,605	52	3,657	5,024	75	5,099
Total Revenues	97,930	2,465	100,395	95,021	1,771	96,792
Expenses:
Property operating expenses	(20,343)	(425)	(20,768)	(18,579)	(487)	(19,066)
Real estate taxes	(12,414)	(191)	(12,605)	(11,335)	(202)	(11,537)
Total recoverable expenses	(32,757)	(616)	(33,373)	(29,914)	(689)	(30,603)
Provision for doubtful accounts	(421)	(10)	(431)	(786)	109	(677)
Other operating expenses (see components on page 4)	(3,519)	(23)	(3,542)	(4,517)	(55)	(4,572)
Costs related to the sale of outparcels	(1,210)	(528)	(1,738)	(4,089)	—	(4,089)
Real estate depreciation and amortization	(30,246)	—	(30,246)	(25,672)	(353)	(26,025)
Non-real estate depreciation and amortization	(677)	—	(677)	(555)	(8)	(563)
General and administrative	(7,358)	(29)	(7,387)	(6,932)	(12)	(6,944)
Total Expenses	(76,188)	(1,206)	(77,394)	(72,465)	(1,008)	(73,473)
Operating Income	21,742	1,259	23,001	22,556	763	23,319
Gain on remeasurement of equity method investment	—	—	—	19,227	—	19,227
Interest expense, net	(19,723)	(590)	(20,313)	(17,133)	(620)	(17,753)
Loan fee amortization	(814)	(64)	(878)	(793)	(9)	(802)
Equity in income of unconsolidated real estate entities, net	755	—	755	12,990	—	12,990
Income from continuing operations	1,960	605	2,565	36,847	134	36,981
Discontinued Operations:
Gain on disposition of asset	325	—	325	—	—	—
Impairment loss	(2,513)	—	(2,513)	—	—	—
Income from operations	605	(605)	—	134	(134)	—
Net income	377	—	377	36,981	—	36,981
Allocation to noncontrolling interests	(86)	—	(86)	(438)	—	(438)
Net income attributable to Glimcher Realty Trust	291	—	291	36,543	—	36,543
Preferred share dividends	(5,895)	—	(5,895)	(6,467)	—	(6,467)
Write-off related to preferred share redemption	—	—	—	(160)	—	(160)
Net (loss) income to common shareholders	$(5,604)	$—	$(5,604)	$29,916	$—	$29,916

Note: Pre ASC-205 column includes both continuing and discontinued operations.

YEAR-TO-DATE INCOME STATEMENTS
(in thousands)

	Six Months Ended June 30,
	2014			2013
	As Reported	Discontinued Operations	Pre ASC-205	As Reported	Discontinued Operations	Pre ASC-205
Revenues:
Minimum rents (see components on page 3)	$120,099	$2,307	$122,406	$110,975	$2,314	$113,289
Percentage rents	4,326	34	4,360	3,916	64	3,980
Tenant reimbursements	57,680	913	58,593	51,756	873	52,629
Outparcel sales	2,000	900	2,900	4,435	3,320	7,755
Other (see components on page 3)	6,998	102	7,100	10,054	155	10,209
Total Revenues	191,103	4,256	195,359	181,136	6,726	187,862
Expenses:
Property operating expenses	(42,207)	(1,011)	(43,218)	(36,996)	(1,003)	(37,999)
Real estate taxes	(23,106)	(392)	(23,498)	(21,365)	(403)	(21,768)
Total recoverable expenses	(65,313)	(1,403)	(66,716)	(58,361)	(1,406)	(59,767)
Provision for doubtful accounts	(679)	(51)	(730)	(1,745)	203	(1,542)
Other operating expenses (see components on page 4)	(6,854)	(97)	(6,951)	(9,186)	(136)	(9,322)
Costs related to the sale of outparcels	(1,210)	(528)	(1,738)	(4,089)	(2,815)	(6,904)
Real estate depreciation and amortization	(61,048)	(67)	(61,115)	(51,509)	(755)	(52,264)
Non-real estate depreciation and amortization	(1,355)	(2)	(1,357)	(1,097)	(15)	(1,112)
General and administrative	(15,111)	(64)	(15,175)	(13,770)	(21)	(13,791)
Total Expenses	(151,570)	(2,212)	(153,782)	(139,757)	(4,945)	(144,702)
Operating Income	39,533	2,044	41,577	41,379	1,781	43,160
Gain on remeasurement of equity method investments	—	—	—	19,227	—	19,227
Interest expense, net	(39,318)	(1,193)	(40,511)	(34,189)	(1,248)	(35,437)
Loan fee amortization	(1,659)	(129)	(1,788)	(1,840)	(19)	(1,859)
Equity in income of unconsolidated real estate entities, net	1,005	—	1,005	13,311	—	13,311
(Loss) income from continuing operations	(439)	722	283	37,888	514	38,402
Discontinued Operations:
Gain on disposition of assets	1,329	—	1,329	—	—	—
Impairment loss	(2,513)	—	(2,513)	—	—	—
Income from operations	722	(722)	—	514	(514)	—
Net (loss) income	(901)	—	(901)	38,402	—	38,402
Allocation to noncontrolling interests	(457)	—	(457)	(345)	—	(345)
Net (loss) income attributable to Glimcher Realty Trust	(1,358)	—	(1,358)	38,057	—	38,057
Preferred share dividends	(11,790)	—	(11,790)	(12,626)	—	(12,626)
Write-off related to preferred share redemptions	—	—	—	(9,426)	—	(9,426)
Net (loss) income to common shareholders	$(13,148)	$—	$(13,148)	$16,005	$—	$16,005

Note: Pre ASC-205 column includes both continuing and discontinued operations.

COMPONENTS OF MINIMUM RENTS AND OTHER REVENUE
(in thousands)

	Three Months Ended June 30,
	2014			2013
	As Reported	Discontinued Operations	Pre ASC-205	As Reported	Discontinued Operations	Pre ASC-205
Components of Minimum Rents:
Base rent	$59,201	$1,089	$60,290	$53,676	$1,150	$54,826
Termination income	987	7	994	2,597	117	2,714
Straight-line rents	891	(1)	890	862	6	868
Total Minimum Rents	$61,079	$1,095	$62,174	$57,135	$1,273	$58,408
Components of Other Revenue:
Fee and service income	$225	$—	$225	$1,893	$—	$1,893
Specialty leasing and sponsorship income	2,664	35	2,699	2,370	62	2,432
Other	716	17	733	761	13	774
Total Other Revenue	$3,605	$52	$3,657	$5,024	$75	$5,099

	Six Months Ended June 30,
	2014			2013
	As Reported	Discontinued Operations	Pre ASC-205	As Reported	Discontinued Operations	Pre ASC-205
Components of Minimum Rents:
Base rent	$117,761	$2,307	$120,068	$106,185	$2,315	$108,500
Termination income	974	14	988	2,627	117	2,744
Straight-line rents	1,364	(14)	1,350	2,163	(118)	2,045
Total Minimum Rents	$120,099	$2,307	$122,406	$110,975	$2,314	$113,289
Components of Other Revenue:
Fee and service income	$474	$—	$474	$3,720	$—	$3,720
Specialty leasing and sponsorship income	5,210	72	5,282	4,604	123	4,727
Other	1,314	30	1,344	1,730	32	1,762
Total Other Revenue	$6,998	$102	$7,100	$10,054	$155	$10,209

Note: Pre ASC-205 column includes both continuing and discontinued operations.

COMPONENTS OF OTHER OPERATING EXPENSES
(in thousands)

	Three Months Ended June 30,
	2014			2013
	As Reported	Discontinued Operations	Pre ASC-205	As Reported	Discontinued Operations	Pre ASC-205
Components of Other Operating Expenses:
Cost of providing services to unconsolidated real estate entities	$93	$—	$93	$1,061	$—	$1,061
Discontinued development write-offs	4	—	4	—	—	—
Specialty leasing costs	459	19	478	485	20	505
Ground lease expense	2,060	—	2,060	2,113	—	2,113
Other	903	4	907	858	35	893
Total Other Operating Expenses	$3,519	$23	$3,542	$4,517	$55	$4,572

	Six Months Ended June 30,
	2014			2013
	As Reported	Discontinued Operations	Pre ASC-205	As Reported	Discontinued Operations	Pre ASC-205
Components of Other Operating Expenses:
Cost of providing services to unconsolidated real estate entities	$189	$—	$189	$2,103	$—	$2,103
Discontinued development write-offs	4	—	4	122	—	122
Specialty leasing costs	927	41	968	969	42	1,011
Ground lease expense	4,086	—	4,086	4,262	—	4,262
Other	1,648	56	1,704	1,730	94	1,824
Total Other Operating Expenses	$6,854	$97	$6,951	$9,186	$136	$9,322

Note: Pre ASC-205 column includes both continuing and discontinued operations.

SUMMARY FINANCIAL STATEMENT INFORMATION
FOR UNCONSOLIDATED ENTITIES
(in thousands)

	For the Three Months Ended June 30, 2014		For the Three Months Ended June 30, 2013
	Total	Company's Pro-Rata Share of Unconsolidated Entities Operations	Total	Company's Pro-Rata Share of Unconsolidated Entities Operations
Statements of Operations
Total revenues	$5,785	$2,982	$17,595	$7,802
Operating expenses	(3,471)	(1,791)	(8,477)	(3,898)
Net operating income	2,314	1,191	9,118	3,904
Depreciation and amortization	(72)	(35)	(4,747)	(1,781)
Other expenses, net	(4)	(2)	(46)	(19)
Interest expense, net	(764)	(397)	(3,592)	(1,567)
Gain on the sale of properties (1)	—	—	25,615	12,455
Net income	1,474	757	26,348	12,992
Preferred dividend	(4)	(2)	(4)	(2)
Net income to partnership	$1,470	$755	$26,344	$12,990
GPLP's share of income from investment in unconsolidated entities	$755		$12,990

	For the Six Months Ended June 30, 2014		For the Six Months Ended June 30, 2013
	Total	Company's Pro-Rata Share of Unconsolidated Entities Operations	Total	Company's Pro-Rata Share of Unconsolidated Entities Operations
Statements of Operations
Total revenues	$11,274	$5,820	$36,779	$16,351
Operating expenses	(6,762)	(3,491)	(17,616)	(8,067)
Net operating income	4,512	2,329	19,163	8,284
Depreciation and amortization	(929)	(478)	(10,023)	(4,071)
Other expenses, net	(116)	(48)	(133)	(56)
Interest expense, net	(1,528)	(794)	(7,579)	(3,295)
Gain on the sale of properties (1)	—	—	25,615	12,455
Net income	1,939	1,009	27,043	13,317
Preferred dividend	(8)	(4)	(12)	(6)
Net income to partnership	$1,931	$1,005	$27,031	$13,311
GPLP's share of income from investment in unconsolidated entities	$1,005		$13,311

(1) Gain on the sale of properties for the three and six months ended June 30, 2013 relates to the sale of both Lloyd Center and Tulsa Promenade, including $13,250 of debt extinguishment for Tulsa Promenade.

CALCULATION OF FUNDS FROM OPERATIONS
AND FFO PAYOUT RATIO
(in thousands, except per share data)

	2014			2013
	3 mos Mar. 31	3 mos June 30	YTD June 30	3 mos Mar. 31	3 mos June 30	3 mos Sept. 30	3 mos Dec. 31	YTD Dec. 31
Funds from Operations ("FFO"):
Net (loss) income to common shareholders	$(7,544)	$(5,604)	$(13,148)	$(13,911)	$29,916	$(4,978)	$(49,018)	$(37,991)
Real estate depreciation and amortization, including joint venture impact	31,279	30,236	61,515	28,462	27,780	29,751	32,008	118,001
Pro-rata share of unconsolidated entity impairment loss	—	—	—	—	—	—	45,064	45,064
Pro-rata share of joint venture gain on the sale of assets, net	(502)	—	(502)	—	(5,565)	—	—	(5,565)
Noncontrolling interest in operating partnership	(128)	(89)	(217)	(222)	453	(76)	(774)	(619)
Gain on the remeasurement of equity method investments	—	—	—	—	(19,227)	—	—	(19,227)
Impairment loss / Gain on sale of assets	—	2,188	2,188	—	—	—	—	—
FFO	$23,105	$26,731	$49,836	$14,329	$33,357	$24,697	$27,280	$99,663
Adjusted Funds from Operations:
FFO	$23,105	$26,731	$49,836	$14,329	$33,357	$24,697	$27,280	$99,663
Add back: write-off related to preferred share redemptions	—	—	—	9,266	160	—	—	9,426
Add back: write-off of defeasance costs	—	—	—	—	—	—	2,387	2,387
Less: pro-rata share of joint venture debt extinguishment	—	—	—	—	(6,890)	—	—	(6,890)
Adjusted Funds from Operations	$23,105	$26,731	$49,836	$23,595	$26,627	$24,697	$29,667	$104,586
Weighted average common shares outstanding - diluted (1)	148,012	148,298	148,149	146,301	147,420	147,894	147,904	147,384
FFO per diluted share	$0.16	$0.18	$0.34	$0.10	$0.23	$0.17	$0.18	$0.68
Total adjustments	—	—	—	0.06	(0.05)	—	0.02	0.03
Adjusted FFO per diluted share	$0.16	$0.18	$0.34	$0.16	$0.18	$0.17	$0.20	$0.71

	2014			2013
	3 mos Mar. 31	3 mos June 30	YTD June 30	3 mos Mar. 31	3 mos June 30	3 mos Sept. 30	3 mos Dec. 31	YTD Dec. 31
FFO Payout Ratio:
Dividend paid per common share/unit	$0.1000	$0.1000	$0.2000	$0.1000	$0.1000	$0.1000	$0.1000	$0.4000
FFO payout ratio after adjustments	64.1%	55.5%	59.5%	62.0%	55.4%	59.9%	49.9%	56.4%

	2014			2013
	3 mos Mar. 31	3 mos June 30	YTD June 30	3 mos Mar. 31	3 mos June 30	3 mos Sept. 30	3 mos Dec. 31	YTD Dec. 31
Supplemental disclosure of amounts included in FFO for consolidated properties:
Deferred leasing costs	$1,796	$1,899	$3,695	$1,514	$1,747	$1,533	$1,732	$6,526
Straight-line adjustment as an increase to minimum rents (continuing and discontinued operations)	$460	$890	$1,350	$1,177	$868	$985	$469	$3,499
Straight-line and fair market value adjustment for ground lease expense recorded as an increase to other operating expense	$664	$664	$1,328	$860	$860	$860	$860	$3,440
Fair value of debt amortized as a decrease to interest expense	$348	$348	$696	$348	$348	$348	$348	$1,392
Intangible and inducement amortization as a net increase to base rents (continuing and discontinued operations)	$2,157	$1,206	$3,363	$1,209	$1,373	$1,484	$1,762	$5,828
Discontinued development write-offs	$—	$4	$4	$122	$—	$—	$—	$122

(1) Shares include all potential common share equivalents that may be excluded in the calculation of earnings per share.

UNCONSOLIDATED ENTITIES CALCULATION OF FUNDS FROM OPERATIONS
AND DISCLOSURE OF PRO-RATA SHARE OF NON-CASH AMOUNTS IN FFO
(in thousands)

	2014			2013
	3 mos Mar. 31	3 mos June 30	YTD June 30	3 mos Mar. 31	3 mos June 30	3 mos Sept. 30	3 mos Dec. 31	YTD Dec. 31
Unconsolidated Entities Funds from Operations:
Net income (loss) to partnership	$461	$1,470	$1,931	$687	$26,344	$(270)	$(86,526)	$(59,765)
Real estate depreciation and amortization	855	72	927	5,254	4,728	1,612	1,291	12,885
Gain on sale of properties, net	—	—	—	—	(12,365)	—	—	(12,365)
Impairment loss	—	—	—	—	—	—	86,661	86,661
FFO	$1,316	$1,542	$2,858	$5,941	$18,707	$1,342	$1,426	$27,416
Pro-rata share of unconsolidated entities funds from operations	$692	$789	$1,481	$2,602	$9,198	$707	$740	$13,247

	2014			2013
	3 mos Mar. 31	3 mos June 30	YTD June 30	3 mos Mar. 31	3 mos June 30	3 mos Sept. 30	3 mos Dec. 31	YTD Dec. 31
Non-cash amounts included in FFO (pro-rata share of unconsolidated entities):
Straight-line adjustment as a (decrease) increase to base rent	$(20)	$(9)	$(29)	$55	$14	$26	$(57)	$38
Intangible amortization as an increase to minimum rents	$49	$44	$93	$122	$117	$66	$63	$368
Gain on extinguishment of debt	$—	$—	$—	$—	$6,890	$—	$—	$6,890
Loan fee amortization	$(27)	$(27)	$(54)	$(126)	$(120)	$(27)	$(27)	$(300)

EBITDA, OPERATING RATIOS AND EARNINGS PER SHARE
(dollars and shares in thousands)

	2014			2013
	3 mos Mar. 31	3 mos June 30	YTD June 30	3 mos Mar. 31	3 mos June 30	3 mos Sept. 30	3 mos Dec. 31	YTD Dec. 31
Calculation of EBITDA:
Net (loss) income attributable to Glimcher Realty Trust	$(1,649)	$291	$(1,358)	$1,514	$36,543	$917	$(43,124)	$(4,150)
Interest expense (continuing and discontinued operations)	20,272	20,379	40,651	17,688	17,759	18,993	22,464	76,904
Loan fee amortization (continuing and discontinued operations)	910	878	1,788	1,057	802	796	873	3,528
Taxes (continuing and discontinued operations)	213	357	570	205	262	235	268	970
Depreciation and amortization (continuing and discontinued operations)	31,549	30,923	62,472	26,788	26,588	29,758	32,009	115,143
EBITDA	51,295	52,828	104,123	47,252	81,954	50,699	12,490	192,395
Allocation to noncontrolling interests	(128)	(89)	(217)	(222)	453	(76)	(774)	(619)
Adjustment for consolidated joint venture	(551)	(64)	(615)	(87)	(35)	(33)	(21)	(176)
EBITDA adjustments related to pro-rata share of unconsolidated entities, net	888	436	1,324	4,058	(9,086)	1,247	46,192	42,411
Impairment loss	—	2,513	2,513	—	—	—	—	—
Gain on remeasurement of equity method investments	—	—	—	—	(19,227)	—	—	(19,227)
Gain on disposition of asset	—	(325)	(325)	—	—	—	—	—
Adjusted EBITDA	$51,504	$55,299	$106,803	$51,001	$54,059	$51,837	$57,887	$214,784
Operating Ratios:
General and administrative / Total revenues	8.3%	7.5%	7.9%	7.9%	7.3%	7.3%	7.4%	7.4%
Tenant reimbursements / (Real estate taxes + property operating expenses)	88.6%	88.0%	88.3%	89.4%	88.0%	88.4%	88.1%	88.2%
Earnings per Share:
Weighted average common shares outstanding - basic	145,080	145,234	145,157	143,408	144,532	145,043	145,067	144,519
Weighted average common shares outstanding - diluted	147,528	147,682	147,605	145,716	147,420	147,250	147,313	146,765
(Loss) earnings per share - basic	$(0.05)	$(0.04)	$(0.09)	$(0.10)	$0.21	$(0.03)	$(0.34)	$(0.26)
(Loss) earnings per share - diluted	$(0.05)	$(0.04)	$(0.09)	$(0.10)	$0.21	$(0.03)	$(0.34)	$(0.26)

NET OPERATING INCOME GROWTH FOR COMPARABLE PROPERTIES
(INCLUDING PRO-RATA SHARE OF UNCONSOLIDATED PROPERTIES)
(in thousands)

	Three Months Ended June 30,			Six Months Ended June 30,
	2014	2013	Variance	2014	2013	Variance

Operating Income (continuing operations)	$21,742	$22,556	$(814)	$39,533	$41,379	$(1,846)

Depreciation and amortization	30,923	26,227	4,696	62,403	52,606	9,797
General and administrative	7,358	6,932	426	15,111	13,770	1,341
Proportionate share of unconsolidated joint venture comparable NOI	957	904	53	1,871	1,752	119
Non-comparable Properties (1)	(3,065)	888	(3,953)	(5,768)	1,896	(7,664)
Comparable Properties in discontinued operations (2)	634	713	(79)	1,323	1,469	(146)
Termination income and net outparcel sales income	(1,777)	(2,943)	1,166	(1,764)	(2,973)	1,209
Straight line rents	(891)	(862)	(29)	(1,364)	(2,163)	799
Non-cash ground lease adjustments	664	860	(196)	1,328	1,720	(392)
Above/below market lease amortization	(1,352)	(1,506)	154	(3,649)	(2,847)	(802)
Fee income	(225)	(973)	748	(474)	(1,878)	1,404
Other (3)	193	75	118	457	622	(165)

Comparable NOI	$55,161	$52,871	$2,290	$109,007	$105,353	$3,654

Comparable NOI percentage change			4.3%			3.5%

(1) Amounts include Community Centers, Arbor Hills, Oklahoma City Properties, and the pro-rata share of WestShore Plaza.
(2) Amounts include Eastland Mall in Columbus, Ohio.
(3) Other adjustments include discontinued development costs, non-property income and expenses, and other non-recurring income or expenses.

CONSOLIDATED BALANCE SHEETS
(dollars in thousands)

	2014		2013
	Mar. 31	June 30	Dec. 31
Assets:
Land	$410,710	$408,421	$401,325
Buildings, improvements and equipment	2,699,628	2,713,615	2,729,775
Developments in progress	71,516	70,409	53,992
	3,181,854	3,192,445	3,185,092
Less accumulated depreciation	795,328	818,787	801,654
Property and equipment, net	2,386,526	2,373,658	2,383,438

Deferred leasing costs, net	35,662	35,888	35,388
Real estate assets held-for-sale	34,899	29,326	5,667
Investment in and advances to unconsolidated real estate entities	28,652	29,307	30,428
Investment in real estate, net	2,485,739	2,468,179	2,454,921

Cash and cash equivalents	17,009	21,289	59,614
Non-real estate assets associated with properties held-for-sale	1,888	1,491	51
Restricted cash	24,644	23,546	33,674
Tenant accounts receivable, net	31,976	32,870	37,062
Deferred expenses, net	17,482	16,600	17,457
Prepaid and other assets	58,782	54,119	55,230
Total Assets	$2,637,520	$2,618,094	$2,658,009
Liabilities, Redeemable Noncontrolling Interests, and Equity:
Mortgage notes payable	$1,802,719	$1,799,086	$1,846,573
Mortgage note payable associated with properties held-for-sale	39,975	39,812	1,330
Notes payable	23,000	26,000	—
Other liabilities associated with assets held-for-sale	1,013	695	89
Accounts payable and accrued expenses	117,764	118,108	136,670
Distributions payable	20,083	20,109	20,081
Total Liabilities	2,004,554	2,003,810	2,004,743

Redeemable noncontrolling interests	2,321	2,403	1,886

Equity:
Series G cumulative preferred shares	109,868	109,868	109,868
Series H cumulative preferred shares	96,466	96,466	96,466
Series I cumulative preferred shares	91,591	91,591	91,591
Common shares of beneficial interest	1,451	1,454	1,451
Additional paid-in capital	1,290,612	1,292,403	1,289,097
Distributions in excess of accumulated earnings	(971,495)	(991,635)	(949,442)
Accumulated other comprehensive loss	(1,008)	(920)	(1,022)
Total Glimcher Realty Trust Shareholders' Equity	617,485	599,227	638,009
Noncontrolling interests	13,160	12,654	13,371
Total equity	630,645	611,881	651,380
Total Liabilities, Redeemable Noncontrolling Interests, and Equity	$2,637,520	$2,618,094	$2,658,009

MARKET CAPITALIZATION AND DEBT COVENANT REQUIREMENTS
(dollars and shares in thousands, except per share price)

	2014		2013
	3 mos Mar. 31	3 mos June 30	3 mos Mar. 31	3 mos June 30	3 mos Sept. 30	3 mos Dec. 31
Share price (end of period)	$10.03	$10.83	$11.60	$10.92	$9.75	$9.36
Market Capitalization Ratio:
Common shares outstanding	145,088	145,355	144,143	144,934	145,058	145,075
Operating partnership units outstanding	2,448	2,448	2,308	2,210	2,206	2,448
Total common shares and units outstanding at end of period	147,536	147,803	146,451	147,144	147,264	147,523
Valuation - Common shares and operating partnership units outstanding	$1,479,786	$1,600,706	$1,698,832	$1,606,812	$1,435,824	$1,380,815
Preferred shares	297,925	297,925	382,962	297,948	297,934	297,925
Total consolidated debt (end of period)	1,865,694	1,864,898	1,564,730	1,725,438	1,749,496	1,847,903
Total market capitalization	$3,643,405	$3,763,529	$3,646,524	$3,630,198	$3,483,254	$3,526,643
Debt / Market capitalization	51.2%	49.6%	42.9%	47.5%	50.2%	52.4%
Debt / Market capitalization including pro-rata share of unconsolidated entities	51.6%	50.0%	45.0%	48.0%	50.7%	52.8%

		2014
Credit Facility Debt Covenant Requirements:	Facility Requirements	June 30
Maximum Corporate Debt to Total Asset Value	60.0%	51.2%
Minimum Interest Coverage Ratio	1.75 x	2.59 x
Minimum Fixed Charge Coverage Ratio	1.50 x	1.81 x
Maximum Recourse Debt	10.0%	4.1%

CONSOLIDATED DEBT SCHEDULE
(dollars in thousands)

Mortgage Notes Payable:
	June 30,	Dec. 31,	Interest Rates
Fixed Rate:	2014	2013	2014	2013	Interest Terms	Payment Terms	Balloon Pmt. at Maturity	Initial/Final Maturity
The Mall at Fairfield Commons	$93,613	$94,876	5.45%	5.45%		(a)	$92,762	November 1, 2014
The Outlet Collection | Seattle	50,862	51,611	7.54%	7.54%	(i)	(a)	$49,969	(e)
Merritt Square Mall	53,984	54,359	5.35%	5.35%		(a)	$52,914	September 1, 2015
Scottsdale Quarter Fee Interest	66,080	66,663	4.91%	4.91%		(a)	$64,577	October 1, 2015
Pearlridge Center	173,442	174,774	4.60%	4.60%		(a)	$169,551	November 1, 2015
River Valley Mall	46,203	46,608	5.65%	5.65%		(a)	$44,931	January 11, 2016
Weberstown Mall	60,000	60,000	5.90%	5.90%		(b)	$60,000	June 8, 2016
Eastland Mall	—	40,150	—	5.87%		—	—	—
The Mall at Johnson City	52,602	52,940	6.76%	6.76%		(a)	$47,768	May 6, 2020
Grand Central Mall	42,830	43,141	6.05%	6.05%		(a)	$38,307	July 6, 2020
The Outlet Collection | Jersey Gardens	350,000	350,000	3.83%	3.83%		(b)	$350,000	November 1, 2020
Ashland Town Center	40,239	40,577	4.90%	4.90%		(a)	$34,569	July 6, 2021
Dayton Mall	82,000	82,000	4.57%	4.57%		(d)	$75,241	September 1, 2022
Polaris Fashion Place	225,000	225,000	3.90%	3.90%		(f)	$203,576	March 1, 2025
Arbor Hills	25,500	25,500	4.27%	4.27%		(o)	$20,949	(k)
Town Center Plaza	74,258	74,873	5.00%	5.00%		(a)	$52,465	(j)
Town Center Crossing	36,973	37,305	4.25%	4.25%		(a)	$25,820	(j)
University Park Village	55,000	55,000	3.85%	3.85%		(g)	$45,977	May 1, 2028
Tax Exempt Bonds	19,000	19,000	6.00%	6.00%		(c)	$19,000	November 1, 2028
	1,547,586	1,594,377
Variable Rate:
Scottsdale Quarter	130,000	130,000	3.27%	3.27%	(h)	(b)	$130,000	(l)
WestShore Plaza	119,600	119,600	3.65%	3.65%	(m)	(b)	$119,600	(n)
	249,600	249,600
Other:
Fair Value Adjustment - Merritt Square Mall	(306)	(437)
Fair Value Adjustment - Pearlridge Center	2,206	3,033
Total Mortgage Notes Payable	$1,799,086	$1,846,573
Mortgage Notes Payable Associated with Properties Held-for-Sale:
Extinguished Debt	$—	$1,330	—	5.50%		—	—	—
Eastland Mall	39,812	—	5.87%	—		(a)	$38,057	December 11, 2016
Total Mortgage Notes Payable Associated with Properties Held-for-Sale	$39,812	$1,330

(a)	The loan requires monthly payments of principal and interest.

(b)	The loan requires monthly payments of interest only.

(c)	The bonds require semi-annual payments of interest only.

(d)	The loan requires monthly payments of interest only until October 2017. Thereafter, monthly payments of principal and interest are required.

(e)	The loan matures in September 2029, with an optional prepayment (without penalty) date on February 11, 2015.

(f)	The loan requires monthly payments of interest only until April 2020. Thereafter, monthly payments of principal and interest are required.

(g)	The loan requires monthly payments of interest only until May 2020. Thereafter, monthly payments of principal and interest are required.

(h)	$105,000 was fixed through a swap agreement at a rate of 3.14% at June 30, 2014 and December 31, 2013, and the remaining $25,000 incurs interest at an average rate of LIBOR plus 3.65%.

(i)	Interest rate escalates after optional prepayment date.

(j)	The loans for Town Center Plaza and Town Center Crossing are cross-collateralized and have a call date of February 1, 2027.

(k)	The loan has a call date of January 1, 2026.

(l)	The loan matures May 22, 2015, however, a portion of the loan ($107,000) may be extended for one year subject to certain loan extension fees and conditions.

(m)	Debt consists of two notes with average interest rate equal to the greater of 3.65% or LIBOR plus 3.15%. The rate has been capped at 7.15%.

(n)	The loan matures October 1, 2015, however, the loan may be extended for two years subject to certain loan extension fees and conditions.

(o)	The loan requires primarily monthly payments of interest only until February 2017. Thereafter, monthly payments of principal and interest are required.

TOTAL DEBT MATURITIES SCHEDULE (CONSOLIDATED AND PRO-RATA SHARE OF UNCONSOLIDATED DEBT)
(dollars in thousands)

					Principal Payments - Assumes Exercise of Extension Options
Description	Initial Maturity	Extension Option (d)	Interest Rate	Balance 6/30/2014	2014	2015	2016	2017	2018	2019+
Consolidated Properties
The Mall at Fairfield Commons	11/2014		5.45%	$93,613	$93,613
The Outlet Collection | Seattle	02/2015		7.54%	50,862	743	$50,119
Scottsdale Quarter (a)	05/2015	(b)	3.27%	130,000	—	130,000
Merritt Square Mall	09/2015		5.35%	53,984	433	53,551
Scottsdale Quarter Fee Interest	10/2015		4.91%	66,080	572	65,508
WestShore Plaza (e)	10/2015	10/2017	3.65%	119,600	—	—	$—	$119,600
Pearlridge Center	11/2015		4.60%	173,442	1,302	172,140
River Valley Mall	01/2016		5.65%	46,203	397	863	44,943
Weberstown Mall	06/2016		5.90%	60,000	—	—	60,000
Eastland Mall (f)	12/2016		5.87%	39,812	330	722	38,760
The Mall at Johnson City	05/2020		6.76%	52,602	324	726	766	830	$889	$49,067
Grand Central Mall	07/2020		6.05%	42,830	302	665	700	751	799	39,613
The Outlet Collection | Jersey Gardens	11/2020		3.83%	350,000	—	—	—	—	—	350,000
Ashland Town Center	07/2021		4.90%	40,239	332	714	744	788	827	36,834
Dayton Mall	09/2022		4.57%	82,000	—	—	—	311	1,268	80,421
Polaris Fashion Place	03/2025		3.90%	225,000	—	—	—	—	—	225,000
Arbor Hills	01/2026		4.27%	25,500	—	1	1	393	445	24,660
Town Center Plaza	02/2027		5.00%	74,258	622	1,309	1,375	1,446	1,520	67,986
Town Center Crossing	02/2027		4.25%	36,973	336	700	730	760	795	33,652
University Park Village	05/2028		3.85%	55,000	—	—	—	—	—	55,000
Tax Exempt Bonds	11/2028		6.00%	19,000	—	—	—	—	—	19,000
Fair Value Adjustment Amortization - Merritt Square Mall				(306)	(130)	(176)
Fair Value Adjustment Amortization - Pearlridge Center				2,206	826	1,380
Subtotal (c)				1,838,898	100,002	478,222	148,019	124,879	6,543	981,233
Credit Facility	02/2018	02/2019	1.91%	26,000	—	—	—	—	—	26,000
Total Consolidated Maturities				$1,864,898	$100,002	$478,222	$148,019	$124,879	$6,543	$1,007,233

Unconsolidated Properties
Puente Hills Mall (g)	07/2017		4.50%	$60,000	$—	$—	$—	$60,000
Pro-Rata Share of Unconsolidated Maturities				$31,200	$—	$—	$—	$31,200	$—	$—
Total Consolidated Maturities and Pro-rata Share of Unconsolidated Maturities				$1,896,098	$100,002	$478,222	$148,019	$156,079	$6,543	$1,007,233

(a)	$105,000 of the loan has been fixed through an interest rate swap agreement and the remaining $25,000 incurs interest at an average rate of LIBOR plus 3.65%.

(b)	A portion of the loan ($107,000) may be extended for one year subject to certain loan extension fees and conditions.

(c)	Weighted average interest rate for the fixed rate mortgage debt was 4.70% as of June 30, 2014 with an initial weighted average maturity of 5.7 years when considering available extension options.

(d)
Loans may be extended to date indicated subject to certain loan extension fees and conditions. Extension availability is subject to the inherent risk of the Company's ability to satisfy such conditions.

(e)	Debt consists of two notes with average interest rate equal to the greater of 3.65% or LIBOR plus 3.15%. The rate has been capped at 7.15%.

(f)	Eastland Mall is held-for-sale on June 30, 2014.

(g)	The loan requires monthly payments of interest only. Puente Hills Mall is held-for-sale on June 30, 2014.

OCCUPANCY STATISTICS

Portfolio Occupancy Statistics

Portfolio occupancy statistics by property type are summarized below:

	Occupancy (1)
	6/30/2014	3/31/2014	12/31/2013	9/30/2013	6/30/2013
Core Malls (2)
Mall Anchors	97.2%	96.1%	96.3%	96.1%	97.1%
Mall Non-Anchors	92.5%	92.3%	94.7%	93.3%	91.0%
Total Occupancy	95.3%	94.5%	95.6%	95.0%	94.7%

Occupancy Cost (3)	10.0%	10.4%	10.4%	10.3%	10.4%

(1)	Occupied space is defined as any space where a tenant is occupying the space or paying rent at the date indicated, excluding all tenants with leases having an initial term of less than one year.

(2)	Includes the Company's core properties held at the end of each reporting period, including material joint venture properties.

(3)	Percent of tenant's total occupancy cost (rent and reimbursement of CAM, tax and insurance) to tenant sales for stores of 10,000 sf or less.

LEASING RESULTS AND RE-LEASING SPREADS

Permanent Leasing Activity (includes joint venture properties)

The following table summarizes the new and renewal lease activity by type for the six months ended June 30, 2014:

	GLA Analysis			Average Annualized Base Rents
Property Type	New Leases	Renewal Leases	Total	New Leases	Renewal Leases	Total
Mall Anchors	75,187	—	75,187	$8.50	$—	$8.50
Mall Non-Anchors	188,344	370,149	558,493	$31.78	$38.89	$36.38

The following table summarizes the new and renewal lease activity and the comparative prior rents for the three and six months ended June 30, 2014, for only those leases where the space was occupied in the previous 24 months:

	GLA Analysis			Average Annualized Base Rents
Property Type	New Leases	Renewal Leases	Total	New Leases	Prior Tenants	Renewal Leases	Prior Rent	Total New/Renewal	Total Prior Tenants/Rent	Percent Change in Base Rent
Three months ended June 30, 2014
Mall Anchors	—	—	—	$—	$—	$—	$—	$—	$—	—%
Mall Non-Anchors	40,655	131,126	171,781	$36.98	$33.73	$46.03	$38.72	$43.89	$37.54	17%
Six months ended June 30, 2014
Mall Anchors	—	—	—	$—	$—	$—	$—	$—	$—	—%
Mall Non-Anchors	81,112	283,771	364,883	$32.73	$27.59	$41.37	$34.81	$39.45	$33.20	19%

MALL PORTFOLIO STATISTICS BY ASSET CATEGORY
as of June 30, 2014

TIER 1	Property	Location	MSA Ranking	Total GLA (3)	Avg. Mall Store Sales PSF (1) June 2014	Avg. Mall Store Sales PSF (1) June 2013	Total Mall Occupancy 6/30/14	Total Mall Occupancy 6/30/13	% of Mall Portfolio NOI (2)
(Malls with highly productive tenant sales)	Arbor Hills (JV)	Ann Arbor, MI	>100	87,395
	Ashland Town Center	Ashland, KY	>100	434,464
	Dayton Mall	Dayton, OH	71	1,428,386
	Eastland Mall	Columbus, OH	32	999,047
	Grand Central Mall	Parkersburg, WV	>100	848,390
	Malibu Lumber Yard	Malibu, CA	2	31,184
	Mall at Fairfield Commons	Dayton, OH	71	1,138,866
	Mall at Johnson City	Johnson City, TN	>100	571,069
	Merritt Square Mall	Merritt Island, FL	98	810,692
	Morgantown Mall	Morgantown, WV	>100	555,414
	Northtown Mall	Minneapolis, MN	16	566,058
	Outlet Collection | Jersey Gardens	Elizabeth, NJ	1	1,308,854
	Oklahoma City Properties (JV)	Oklahoma City, OK	42	288,467
	Pearlridge Center	Honolulu, HI	54	1,140,631
	Polaris Fashion Place	Columbus, OH	32	1,437,749
	River Valley Mall	Lancaster, OH	>100	487,069
	Scottsdale Quarter	Scottsdale, AZ	13	541,637
	Town Center Plaza (4)	Leawood, KS	30	606,352
	University Park Village	Fort Worth, TX	4	147,925
	Weberstown Mall	Stockton, CA	76	838,804
	WestShore Plaza	Tampa, FL	18	1,076,624
				15,345,077	$508	$505	95.7%	95.4%	91%

TIER 2	Property	Location	MSA Ranking	Total GLA (3)	Avg. Mall Store Sales PSF (1) June 2014	Avg. Mall Store Sales PSF (1) June 2013	Total Mall Occupancy 6/30/14	Total Mall Occupancy 6/30/13	% of Mall Portfolio NOI (2)
(Malls with moderately productive tenant sales)	Colonial Park Mall	Harrisburg, PA	96	738,964
	Indian Mound Mall	Heath, OH	>100	556,814
	New Towne Mall	New Philadelphia, OH	>100	510,914
	Outlet Collection | Seattle	Seattle, WA	15	921,898
	Puente Hills Mall (JV)	City of Industry, CA	2	1,107,941
				3,836,531	$281	$266	93.5%	91.8%	9%
TOTAL MALL ASSETS				19,181,608	$473	$471	95.3%	94.7%

(1)	Sales for in-line stores with less than 10,000 square feet.

(2)	Based on net operating income for the twelve months ended June 30, 2014 (pro-rata share for JV Malls).

(3)	Included in the total GLA is 4,248,470 sf which is owned by the tenants.

(4)	Included in the square footage amount is the square footage for both Town Center Plaza and Town Center Crossing.

SUMMARY OF SIGNIFICANT TENANTS
As of June 30, 2014

Tenants Representing > 1.0% of Total Portfolio Annualized Minimum Rent

Tenant Name	Tenant DBA's in Portfolio	Number of Stores	GLA of Stores	Annualized Minimum Rent	% of Total Annualized Minimum Rent
Signet Jewelers, Ltd.	J.B. Robinson, Jared's, Kay Jewelers, Leroy's Jewelers, Mark's & Morgan, Ostermans' Jewelry, Piercing Pagoda, Zales Jewelers	54	78,807	$6,229,784	2.6%
Limited Brands, Inc.	Bath & Body Works/White Barn Candle, Victoria's Secret, Victoria's Secret Sport	50	219,121	6,108,720	2.5%
Gap, Inc.	Banana Republic, Banana Republic Outlet, Gap, Gap Kids, Gap Outlet, Intermix, Old Navy	25	290,791	5,620,629	2.3%
Bain Capital, LLC	Burlington Coat Factory, Cohoes Fashion, Crazy 8, Guitar Center, Gymboree, Janie & Jack	24	441,778	4,925,944	2.0%
Foot Locker, Inc.	Champs Sports, Foot Action USA, Footlocker, Kids Footlocker, Lady Footlocker	36	157,980	4,521,180	1.9%
AMC Entertainment, Inc.		2	148,344	4,269,000	1.8%
Dick's Sporting Goods, Inc.		7	382,244	4,163,322	1.7%
Sears Holding Corp. (1)	K-Mart, Sears	17	2,385,354	3,696,801	1.5%
Genesco, Inc.	Buckeye Corner, Buckeye Room, Cardboard Heroes, Hat World, Johnston & Murphy, Journeys, Journey Kidz, Lids, Lids Locker Room, Shi, Underground Station	49	90,750	3,494,907	1.5%
JCPenney Company, Inc. (1)		14	1,698,591	3,215,532	1.3%
American Eagle Outfitters, Inc.	aerie, American Eagle	16	100,381	3,055,516	1.3%
William-Sonoma, Inc.	Pottery Barn, Pottery Barn Kids, West Elm, William-Sonoma	11	95,831	3,010,585	1.2%
Forever 21, Inc.		8	182,854	3,003,081	1.2%
Luxottica Group	Apex, Lenscrafters, Oakley, Pearle Vision, Shaded, Sunglass Hut, Watch Station	33	79,331	2,737,248	1.1%
The Bon-Ton Stores, Inc.	Bon-Ton, Elder Beerman, Elder Beerman for Her, Herbergers	11	1,133,574	2,549,378	1.1%
Ascena Retail Group, Inc.	Dress Barn, Justice, Lane Bryant, Maurice's, Brother's	33	173,266	2,489,945	1.0%

Total tenants representing > 1.0%		390	7,658,997	$63,091,572	26.0%

Note:  Information includes wholly-owned and joint venture properties.
(1) Does not include the associated auto centers.

TOP 10 REGIONAL MALL TENANTS
As of June 30, 2014

Mall Stores (ranked by percent of total minimum mall rents)

Tenant Name	Number of Stores	GLA of Stores	Annualized Minimum Rents	% of Total Annualized Minimum Mall Rents
Signet Jewelers, Ltd.	54	78,807	$6,229,784	2.6%
Limited Brands, Inc.	50	219,121	$6,108,720	2.6%
Foot Locker, Inc.	36	157,980	$4,521,180	1.9%
Gap, Inc.	22	228,482	$4,395,223	1.8%
Genesco, Inc.	49	90,750	$3,494,907	1.5%
American Eagle Outfitters, Inc.	16	100,381	$3,055,516	1.3%
William-Sonoma, Inc.	11	95,831	$3,010,585	1.3%
Luxottica Group	33	79,331	$2,737,248	1.1%
Ascena Retail Group, Inc.	33	173,266	$2,489,945	1.0%
Finish Line, Inc.	16	90,702	$2,249,800	0.9%

Mall Anchors (ranked by total GLA)

Tenant Name	Number of Stores	GLA of Stores	Annualized Minimum Rents	% of Total Mall GLA
Sears Holding Corp.	16	2,250,687	$2,552,131	11.7%
JCPenney Company, Inc.	14	1,698,591	$3,215,532	8.9%
Macy's, Inc.	9	1,490,536	$403,851	7.8%
The Bon-Ton Stores, Inc.	10	1,126,171	$2,544,974	5.9%
Belk, Inc.	6	416,131	$1,876,852	2.2%
Bain Capital, LLC	5	390,950	$3,643,330	2.0%
Dick's Sporting Goods, Inc.	6	379,000	$4,163,322	2.0%
Dillard's	2	292,997	$—	1.5%
Boscov's Department Store, LLC	1	182,609	$—	1.0%
Wal-Mart Stores, Inc.	1	154,154	$800,004	0.8%

Note:  Information includes wholly-owned and joint venture properties.

LEASE EXPIRATION SCHEDULE
As of June 30, 2014

Total Portfolio

Lease Expiration Year	Number of Leases	Anchor Square Feet of GLA Expiring	Non-Anchor Square Feet of GLA Expiring	Total Square Feet of GLA Expiring	Percent of Occupied GLA Represented by Expiring Leases	Anchor Annualized Base Rents Expiring	Non-Anchor Annualized Base Rents Expiring	Total Annualized Base Rents Expiring	Anchor Annualized Base Rents/ Square Foot Expiring (1)	Non-Anchor Annualized Base Rents/ Square Foot Expiring (1)	Percent of Annualized Base Rents Represented by Expiring Leases
2014	285	203,778	671,245	875,023	4.7%	$979,791	$13,433,328	$14,413,119	$4.81	$22.10	6.0%
2015	497	758,872	1,271,419	2,030,291	10.9%	4,829,387	23,953,983	28,783,370	$6.36	$22.24	12.0%
2016	375	930,911	947,061	1,877,972	10.1%	6,037,616	23,824,610	29,862,226	$7.06	$27.64	12.4%
2017	273	997,851	756,897	1,754,748	9.4%	5,665,184	18,875,152	24,540,336	$5.68	$27.91	10.2%
2018	208	867,974	712,147	1,580,121	8.5%	4,400,342	19,620,793	24,021,135	$5.07	$30.21	10.0%
Thereafter	777	7,538,991	2,927,217	10,466,208	56.4%	34,841,583	84,387,962	119,229,545	$9.54	$31.59	49.4%
	2,415	11,298,377	7,285,986	18,584,363	100.0%	$56,753,903	$184,095,828	$240,849,731	$7.74	$28.13	100.0%

(1) The base rents per square foot calculation excludes outlot and ground leases that do not pay rents or pay nominal amounts for rents.

Note:  Information includes wholly-owned and joint venture properties.

CAPITAL EXPENDITURES
(dollars in thousands)

	Three months ended June 30, 2014			Three months ended June 30, 2013
	Consolidated Properties 2014	Unconsolidated Joint Venture Proportionate Share	Total	Consolidated Properties 2013	Unconsolidated Joint Venture Proportionate Share	Total
Total Redevelopments, Renovations, and Anchor Store Improvements and Allowances	$8,498	$—	$8,498	$12,533	$338	$12,871

Property Capital Expenditures:
Non-Anchor stores tenant improvements and allowances	$3,810	$4	$3,814	$3,848	$678	$4,526
Operational capital expenditures	1,482	—	1,482	857	1	858
Total Property Capital Expenditures	$5,292	$4	$5,296	$4,705	$679	$5,384

	Six months ended June 30, 2014			Six months ended June 30, 2013
	Consolidated Properties 2014	Unconsolidated Joint Venture Proportionate Share	Total	Consolidated Properties 2013	Unconsolidated Joint Venture Proportionate Share	Total
Total Redevelopments, Renovations, and Anchor Store Improvements and Allowances	$22,678	$—	$22,678	$28,718	$1,683	$30,401

Property Capital Expenditures:
Non-Anchor stores tenant improvements and allowances	$7,254	$15	$7,269	$6,950	$1,144	$8,094
Operational capital expenditures	3,881	—	3,881	1,974	28	2,002
Total Property Capital Expenditures	$11,135	$15	$11,150	$8,924	$1,172	$10,096

DEVELOPMENT ACTIVITY
(dollars in thousands)

Project	Description	Estimated Total Project Costs (1)	Project Costs Incurred thru 6/30/2014 (1)	Opening Date	Estimated Project Yield
PROPERTY DEVELOPMENT AND ANCHOR RE-TENANTING:

Scottsdale Quarter - Phase III Scottsdale, Arizona	Multi-use addition to existing center	$130,000 - $140,000	$21,400	2015/2016	7% - 8%

Three new H&M stores Dayton, Ohio and Stockton, California	New stores at Dayton Mall, Mall at Fairfield Commons, and Weberstown Mall	$8,000	$3,400	Q4-2014	8% - 9%

University Park Village Fort Worth, Texas	Convert former anchor space into five first to market in-line specialty stores	$3,200	$1,300	Q4-2014	19%

River Valley Mall Lancaster, Ohio	New 10-screen Cinemark theatre	$6,300	$5,500	Q3-2014	9%

(1) Project costs exclude the allocation of internal costs such as labor, interest, and taxes.

Note: Anticipated opening date, estimated project costs and project yield are subject to adjustment as a result of changes (some of which are not under the direct control of the company) that are inherent in the development process.